MONTEAGLE FUNDS

on behalf of its separate series

MONTEAGLE INFORMED INVESTOR GROWTH FUND

Supplement dated July 30, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 21, 2018, as supplemented to date

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Upon the recommendation of Nashville Capital Corporation, the Board of Trustees (the “Board”) of the Monteagle Funds (the “Trust”) approved a proposal to liquidate the Monteagle Informed Investor Growth Fund (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund will be liquidated on or about August 29, 2019 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Fund will no longer be available for purchase as of the close of business on July 12, 2019, except that existing shareholders of the Fund may continue to purchase shares of the Fund until August 28, 2019. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as disclosed in the Prospectuses. The Fund will not accept any additional purchases after the close of market on or about August 28, 2019. The Fund reserves the right to change this policy at any time.  In addition, effective August 1, 2019, the Sub-adviser will begin an orderly transition of the Fund’s portfolio holdings to cash and cash equivalents and the Fund will cease investing its assets in a manner designed to achieve its investment objective.

Liquidation of Assets. The Fund may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation. The liquidation of the Fund’s portfolio is likely to result in increased transaction costs, which must be borne by the Fund and its shareholders, and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may voluntarily redeem their shares of the Fund and receive the net asset value thereof in cash or in-kind, as provided in the Prospectuses. Shareholders may also exchange their shares for shares of the same class of another Monteagle Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO AUGUST 29, 2019 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD. If you have questions or need assistance, please contact the Fund at (888) 263-5593.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated December 21, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1 (888) 263-5593 or by writing to Mutual Shareholder Services, LLC at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Please retain this Supplement for future reference.